Note 2 - Equity Compensation Plans and Capital Stock (Tables)	12 Months Ended
Mar. 31, 2020
Notes Tables
Nonvested Restricted Stock Shares Activity [Table Text Block]
	Number of Shares	Weighted Average Grant Date Fair Value Per Share
Unvested at March 31, 2018	210,000	$6.88
Cancelled or forfeited	(50,000)	6.88
Granted	20,000	8.23
Vested	—	—
Unvested at March 31, 2019	180,000	$7.03
Cancelled or forfeited	—	—
Granted	90,000	5.05
Vested	—	—
Unvested at March 31, 2020	270,000	$6.37